UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 13, 2010 (April 8, 2010)

LAKE VICTORIA MINING COMPANY, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53291
(Commission File No.)

1781 Larkspur Drive
Golden, CO   80401
(Address of principal executive offices and Zip Code)

(303) 526-5100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02          UNREGISTERED SALE OF EQUITY SECURITIES

As of April 12, 2010, we sold 7,823,000 Units and raised $1,594,600.  Each Unit consists of one share of common stock and one redeemable warrant.  One redeemable warrant and payment of $1.25 entitles the holder to purchase one additional share of common stock.  The exercise period of the redeemable warrants is thirty-six months from January 28, 2010.  The redeemable warrants are callable by us upon thirty (30) days written notice to the warrant holder.  If the redeemable warrants are not exercised within 30 days of being called by us, the same will terminate and may not be exercised thereafter.  Of the 7,823,000 Units issued by us, 2,075,000 were issued pursuant to Reg. S of the Securities Act of 1933 in that each of the purchasers was a non-US person as that term is described in Reg. S and each transaction took place outside the United States of America.  The remaining 5,748,000 Units were issued pursuant to Reg. 506 of the Securities Act of 1933.  A Form D was filed with the SEC on February 8, 2010 with each state in which Units were sold.  Each person being issued shares of common stock was an “accredited investor” as that term in defined in Reg. 501 of the Securities Act of 1933.  In conjunction with the foregoing, we paid a commission Dorn & Co., Inc., an SEC/FINRA broker-dealer, located in Fergus Falls, Minnesota.

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective April 8, 2010, the Board of Directors appointed Ian A. Shaw as a Director and Chairman of the Independent Audit Committee. Following is a brief history of Mr. Shaw.

Ian A. Shaw, B.Comm., C.A. - Mr. Shaw, is a graduate of Trinity College, University of Toronto (B.Comm., 1964) and obtained his Chartered Accountant designation in 1969 with Deloitte, Plender, Haskins & Sells, Toronto.

The following is a summary of Mr. Shaw’s employment history:

Names of
Reporting Issuers	Positions held with issuer	Place of listing	From	To

Pelangio Exploration Inc.	Director	TSX Venture	September 1995	Present
Weda Bay Minerals Inc.	Secretary	TSX Venture	December 1999	November 2007
Unor Inc. (formerly Hornby Bay Exploration Limited)	Vice President, Finance and CFO	TSX Venture	May 2005	November 2008
Mexgold Resources Inc.	Director	TSX Venture	April 2002	July 2005
Gammon Lake Resources Inc.	Director	TSX Venture	November 2004	July 2005
Capital Gold Corporation	Director	TSX & OTC-BB	March 2006	August 2009
Centenario Copper Corporation	Chief Financial Officer	Private	April 2006	April 2007
Olivut Resources Ltd.	Chief Financial Officer	TSX Venture	January 2007	Present
Gunnison Minerals Inc.	Chief Financial Officer	TSX Venture	March 2008	July 2008
Richmond Minerals Inc.	Chief Financial Officer	TSX Venture	October 2008	Present
Lake Victoria Mining Company, Inc.	Director	OTC-BB	March 2010	Present

Shaw & Associated	Managing Director		October 1993	Present

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 13th day of April, 2010.

LAKE VICTORIA MINING COMPANY, INC.

BY:	ROGER NEWELL
Roger Newell
President, Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and a member of the Board of Directors